                                                                    Exhibit 10.6


                         FIRST TIER TRANSFER AGREEMENT


                          Dated as of March 31, 1997


                                    between



                              IKON CAPITAL, INC.



                                      and



                              IKON FUNDING, INC.

                               TABLE OF CONTENTS
                               -----------------

                                                                               PAGE
                                                                               ----

                                    ARTICLE I

                         DEFINITIONS AND RELATED MATTERS
1.1.           Defined Terms....................................................  1
1.2.           Other Interpretive Matters.......................................  1

                                   ARTICLE II
                 CONTRIBUTION OF POOL RECEIVABLES; AGREEMENT TO
                            TRANSFER; TRANSFER PRICE

2.1.           Contribution of Pool Receivables.................................  2
2.2.           Agreement to Transfer............................................  2
2.3.           Timing of Purchases and Contributions............................  2
2.4.           Transfer Price for Pool Receivables Transferred by
               Originator.......................................................  3
2.5.           Transfer Termination Date........................................  4
2.6.           No Recourse or Assumption of Obligations.........................  4
2.7.           Intention of the Parties.........................................  4
2.8.           Advances by the Company to Originator............................  5

                                   ARTICLE III
                          ADMINISTRATION AND COLLECTION

3.1.           Originator to Act as Servicer....................................  5
3.2.           Deemed Collections...............................................  5
3.3.           Actions Evidencing Purchases.....................................  6
3.4.           Application of Collections.......................................  7
3.5.           Rights of the Company............................................  7
3.6.           Responsibilities of Originator...................................  7

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF ORIGINATOR

4.1.           Organization and Good Standing...................................  8
4.2.           Due Qualification................................................  8
4.3.           Power and Authority; Due Authorization...........................  8
4.4.           Valid Transfer or Contribution; Binding Obligations..............  8
4.5.           No Violation.....................................................  8
4.6.           No Proceedings...................................................  9
4.7.           Bulk Sales Act...................................................  9
4.8.           Government Approvals.............................................  9


4.9.           Financial Condition..............................................  9
4.10.          Litigation....................................................... 10
4.11.          Margin Regulations............................................... 10
4.13.          Accuracy of Information.......................................... 10
4.14.          Offices.......................................................... 11
4.15.          Trade Names...................................................... 11
4.16.          Compliance with Applicable Laws.................................. 11
4.17.          Solvency......................................................... 11
4.18.          Eligibility of Pool Receivables.................................. 11

                                    ARTICLE V
                             COVENANTS OF ORIGINATOR

5.1.           Affirmative Covenants............................................ 12
5.2.           Reporting Requirements........................................... 13
5.3.           Negative Covenants............................................... 13

                                   ARTICLE VI
                           TRANSFER TERMINATION EVENTS

6.1.           Transfer Termination Events...................................... 15
6.2.           Remedies......................................................... 15

                                   ARTICLE VII
                                 INDEMNIFICATION

7.1.           Indemnities by Originator........................................ 16

                                  ARTICLE VIII
                                  MISCELLANEOUS

8.1.           Amendments, Waivers, etc......................................... 18
8.2.           Notices, etc..................................................... 18
8.3.           Binding Effect; Assignability.................................... 18
8.4.           Survival......................................................... 19
8.5.           Governing Law.................................................... 19
8.6.           Costs, Expenses and Taxes........................................ 19
8.7.           No Proceedings................................................... 19
8.8.           Waiver of Jury Trial............................................. 19
8.9.           Execution in Counterparts........................................ 19

                                   SCHEDULES
                                   ---------

SCHEDULE 4.14     Office Locations

SCHEDULE 4.15     Trade Names

                                   EXHIBITS
                                   --------
EXHIBIT A         Form of Transfer Report

EXHIBIT B         Form of Company Note

EXHIBIT C         Closing Date Report

                         FIRST TIER TRANSFER AGREEMENT

         THIS FIRST TIER TRANSFER AGREEMENT (as amended, supplemented or modified from time to time, this "Agreement"), dated as of March 31, 1997, is
                                  ---------
between IKON CAPITAL, INC., a Delaware corporation ("Originator"), as transferor
                                                     ----------
and contributor, and IKON FUNDING, INC., a Delaware corporation (the "Company"),
                                                                      -------
as transferee and contributee.


                                   Background
                                   ----------

         1. On the Closing Date, Originator is transferring certain Pool Receivables and Related Property to the Company as a capital contribution to the Company. From time to time Originator may transfer additional Pool Receivables and Related Property to the Company as a capital contribution to the Company.

         2. In order to finance its business, Originator wishes to transfer certain Pool Receivables and Related Property from time to time to the Company, and the Company is willing, on the terms and subject to the conditions set forth herein, to accept such Pool Receivables and Related Property from Originator.

         3. The Company intends to obtain a Commitment from the Transferee pursuant to the Receivables Transfer Agreement in order to finance the transfers of Pool Receivables and Related Property hereunder.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND RELATED MATTERS

         1.1. Defined Terms. Unless otherwise indicated, certain terms that are
              -------------
capitalized and used throughout this Agreement are defined in Appendix A to the
                                                              ----------
Amended and Restated Receivables Transfer Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Receivables
                                                                    -----------
Transfer Agreement"), among the Company, as Seller, the Originator, as Servicer,
------------------
Twin Towers Inc., as Transferee, and Deutsche Bank AG, acting through its New York Branch, as agent for the Transferee (the "Agent").
                                               -----

         1.2. Other Interpretive Matters. In this Agreement, unless
              --------------------------
otherwise specified: (a) references to any Section or Annex refer to such Section of, or Annex to, this Agreement, and references in any Section or definition to any subsection or clause refer to such subsection or clause of such Section or definition; (b) "herein", "hereof", "hereto", "hereunder" and
                                 ------    ------    ------    ---------
similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) "including" means "including without
                                  ---------         -----------------
limitation", and other forms of the verb "to include" have correlative meanings;
----------                                ----------
(d) the word "or" is not exclusive; and (e) captions are solely for convenience of reference and shall not affect the meaning of this Agreement;

                                  ARTICLE II

                 CONTRIBUTION OF POOL RECEIVABLES; AGREEMENT TO
                            TRANSFER; TRANSFER PRICE

         2.1. Contribution of Pool Receivables. On the Closing Date, Originator
              --------------------------------
hereby assigns and transfers to the Company, as a contribution of capital, Pool Receivables and Related Property with respect thereto consisting of each Pool Receivable of Originator that existed and was owing to Originator on the Closing Date, beginning with the oldest of such Pool Receivables and continuing chronologically thereafter, and all or an undivided interest in the most recent of such Pool Receivables such that the aggregate Fair Market Value (as defined below) of all such Pool Receivables shall be equal to the amount set forth on Exhibit C. In addition, from time to time Originator may assign and transfer to
---------
the Company, as a contribution of capital, Pool Receivables and Related Property with respect thereto as designated by Originator.

         2.2. Agreement to Transfer. On the terms and subject to the conditions
              ---------------------
set forth in this Agreement, Originator hereby transfers and assigns to the Company, and the Company hereby accepts from Originator, all of Originator's right, title and interest in and to the Pool Receivables, the Related Property and all proceeds of the foregoing, other than those Pool Receivables and Related Property contributed to the Company pursuant to Section 2.1..
                                                -----------

         2.3. Timing of Purchases and Contributions. Originator's entire right,
              -------------------------------------
title and interest in each Pool Receivable that existed and was owing to Originator as of the close of Originator's business on March 28, 1997 (the "Closing Date") shall be deemed to have been transferred and/or contributed to
 ------------
the Company on such date. After the Closing Date, each Pool Receivable created or purchased by Originator shall be transferred to and owned by the Company (without any further action) upon the creation of such Pool Receivable or the purchase thereof by the Originator. The Related Property with respect to each Pool Receivable (and proceeds of such Pool Receivable and Related Property) shall be transferred and/or contributed at the same time as such Pool Receivable, whether such Related Property (or proceeds) exist at such time or arise or are acquired thereafter.

         2.4. Transfer Price for Pool Receivables Transferred by Originator. (a)
              -------------------------------------------------------------
Calculation of Transfer Price. The transfer price for each Pool Receivable and
-----------------------------
the Related Property with respect thereto transferred to the Company shall equal the Fair Market Value of such Pool Receivable at the time of transfer. The "Fair
                                                                            ----
Market Value" of a Pool Receivable shall equal (i) the aggregate unpaid
------------
scheduled debt service or lease payments that the Obligor is obligated to make thereunder, but excluding unearned finance charges, minus (ii) that portion of
                                                    -----
Originator's loss contingency reserve on the date of transfer which is allocable to such Pool Receivable.

         (b) Initial Transfer Price Payment. On the terms and subject to the
             ------------------------------
conditions set forth in this Agreement, the Company agrees to pay to Originator the transfer price for the Pool Receivables to be transferred to the Company on the Closing Date (i) by taking such Pool Receivables subject to the Lien of the Original Receivables Agreement and assuming Originator's obligations thereunder,
(ii) in cash, to the extent of funds obtained by the Company on such date under the Receivables Transfer Agreement, and (iii) by issuing to Originator a subordinated promissory note in the form of Exhibit B (as such promissory note
                                            ---------
may be amended, supplemented, endorsed or otherwise modified from time to time, together with all promissory notes issued from time to time in substitution therefor or renewal thereof, the "Company Note") in an initial principal amount
                                  ------------
equal to the transfer price for such Pool Receivables minus the amount paid
                                                      -----
under clauses (i) and (ii) above. The initial purchase price for the Pool
      -----------     ----
Receivables and Related Property with respect thereto transferred to the Company on the Closing Date shall be set forth on Exhibit C.
                                          ---------

         (c) Subsequent Transfer Price Payments. On each Business Day falling
             ----------------------------------
after the Closing Date and on or prior to the Transfer Termination Date, on the terms and subject to the conditions set forth in this Agreement, the Company shall pay to Originator the transfer price for the Pool Receivables transferred by Originator to the Company on such Business Day, in cash, to the extent of any funds made available to the Company for such purpose under Section 3.01 of the
                                                           ------------
Receivables Transfer Agreement after satisfying the Company's obligations under the Receivables Transfer Agreement and after netting any amounts owed to the Company by the Originator hereunder (including amounts owed under Section 3.2 to the extent permitted thereby), and
                              -----------
to the extent any of such transfer price remains unpaid, such remaining portion of such transfer price shall be paid by increasing the outstanding principal amount of the Company Note.

         (d) Transfer Reports. On or prior to the 15th day (or if such day is
             ----------------
not a Business Day, the next Business Day) of each month (the "Reporting Date"),
                                                               --------------
Originator agrees to prepare and deliver to the Company a signed report, in substantially in the form of Exhibit A or in such other form as the parties may
                             ---------
agree on from time to time with the written approval of the Agent (each, a "Transfer Report"). Each Transfer Report shall set forth a summary of
 ---------------
information as to the Pool Receivables transferred hereunder, collections on Pool Receivables and other charges or credits as may be required by this Agreement during the month ending on the preceding Month End Date.

         (e) Company Note. Servicer shall make all appropriate record keeping
             ------------
entries with respect to the Company Note or otherwise to reflect the foregoing payments and adjustments pursuant to Section 3.2, and Servicer's books and
                                     -----------
records shall constitute rebuttable presumptive evidence of the principal amount of and accrued interest on the Company Note at any time. Furthermore, Servicer shall hold the Company Note for the benefit of Originator, and all payments under the Company Note shall be made to the Servicer for the account of the applicable payee thereof. Originator hereby irrevocably authorizes Servicer to mark the Company Note "CANCELLED" and to return the Company Note to the Company upon the final payment thereof after the occurrence of the Transfer Termination Date.

         2.5. Transfer Termination Date. The "Transfer Termination Date" means
              -------------------------       -------------------------
the earliest of (a) the date of termination of this Agreement pursuant to
Section 6.2(i) or (ii), (b) the Final Pay Out Date and (c) the date of any Event
--------------    ----
of Bankruptcy with respect to the Company.

         2.6. No Recourse or Assumption of Obligations. Except as specifically
              ----------------------------------------
provided in this Agreement, the transfer of Pool Receivables and Related Property under this Agreement shall be without recourse to Originator. Originator and the Company intend the transactions hereunder to constitute true absolute transfers and true contributions of Pool Receivables and the Related Property by Originator to the Company, providing the Company with the full risks and benefits of ownership of the Pool Receivables and Related Property (such that the Pool Receivables and the

Related Property would not be property of Originator's estate in the event of Originator's bankruptcy).

         The Company shall not have any obligation or liability with respect to any Pool Receivables or Related Property, nor shall the Company have any obligation or liability to any Obligor or other customer or client of Originator (including any obligation to perform any of the obligations of Originator under any Pool Receivables or Related Property).

         2.7. Intention of the Parties. It is the express intent of the parties
              ------------------------
hereto that the transfers of the Pool Receivables and Related Property by Originator to the Company as contemplated by this Agreement be, and be treated as, absolute transfers and capital contributions, respectively, and not as secured loans secured by the Pool Receivables and Related Property. If, however, notwithstanding the intent of the parties, such transactions are deemed to be loans, Originator hereby grants to the Company a security interest in all of the Originator's right, title and interest in and to the Pool Receivables and the Related Property now existing and hereafter created, and all proceeds thereof, to secure all of Originator's obligations hereunder.

         2.8. Advances by the Company to Originator. The Company may make
              -------------------------------------
advances to Originator from time to time if so agreed between such parties and to the extent the Company has funds available for that purpose after satisfying its obligations under this Agreement and the Receivables Transfer Agreement. Any such advances shall be payable upon demand and the Company may net any payments to be made to Originator hereunder against any such outstanding advances.


                                  ARTICLE III

                         ADMINISTRATION AND COLLECTION

         3.1. Originator to Act as Servicer. Notwithstanding the transfer of
              -----------------------------
Pool Receivables pursuant to this Agreement, Originator shall continue to be responsible for the servicing, administration and collection of the Pool Receivables, all on the terms set out in (and subject to any rights to terminate Originator as servicer pursuant to) the Receivables Transfer Agreement.

         3.2. Deemed Collections. (a) If on any day the Unpaid Balance of any
              ------------------
Pool Receivable is (i) reduced as a result of any defective, rejected or returned merchandise or services, any cash discount, any allowances or billing errors, any trade-in or trade-up, any adjustment by Originator or any Affiliate of Originator or any early termination, refinancing, prepayment, consolidation or replacement of the Contract related to such Pool Receivable, (ii) reduced or cancelled as a result of a setoff in respect of any claim or dispute by the Obligor thereof against Originator or any Affiliate of Originator or any other Person (whether such claim arises out of the same or a related or an unrelated transaction), or (iii) reduced on account of the obligation of Originator or an Affiliate of Originator to pay to the related Obligor any rebate or refund, then, on such day, Originator shall be deemed to have received a Collection of such Pool Receivable in an amount equal to such reduction or cancellation.

         (b) If on any day it is determined that any of the representations or warranties of Originator set forth in Section 4.4, 4.12 or 4.19 are not true as
                                      ------- ---  ----    ----
to any Pool Receivable, Originator shall be deemed to have received a Collection of such Pool Receivable in the amount of the Unpaid Balance of such Pool Receivable. To the extent that the Company subsequently receives Collections with respect to any such Pool Receivable, the Company shall pay Originator an amount equal to the amount so collected.

         (c) Not later than the first Business Day after Originator is deemed, pursuant to this Section 3.2, to have received any Collections, the amount of
                 -----------
any such Collections shall be applied as a credit for the account of the Company against the transfer price of Pool Receivables subsequently transferred to the Company from the Originator hereunder; provided, however, if the transfer price
                                       --------  -------
for such subsequent transfers of Pool Receivables is less than the amount of such credit, the amount of such credit (i) shall be paid in cash to the Company by Originator, or (ii) shall be deducted from the principal amount outstanding under the Company Note; provided further, however, that at any time (y) on or
                        -------- -------  -------
after a Termination Event under the Receivables Transfer Agreement or (z) on or after the Transfer Termination Date, the amount of any such credit shall be paid by Originator to the Company by deposit in immediately available funds into such account as is designated by the Company or the Agent for application by Servicer to the same extent as if Collections of the applicable Pool Receivable in such amount had actually been received on such date.

         (d) Each Transfer Report shall include a calculation of the aggregate reductions described in Section 3.2(a) or (b) relating to the Pool Receivables since the last Transfer Report delivered hereunder.

         3.3. Actions Evidencing Purchases. (a) On or prior to the Closing Date,
              ----------------------------
Originator shall mark its master data processing records evidencing Pool Receivables and Contracts with a legend, acceptable to the Company, evidencing that the Pool Receivables have been transferred and contributed in accordance with this Agreement. In addition, Originator agrees that from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that the Company or its assigns may reasonably request in order to perfect, protect or more fully evidence the transfers and contributions hereunder, or to enable the Company or its assigns to exercise or enforce any of their respective rights with respect to the Pool Receivables and the Related Property. Without limiting the generality of the foregoing, Originator shall upon the request of the Company or the Agent: (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate; and (ii) mark conspicuously each Contract evidencing each Pool Receivable with a legend, acceptable to the Company, evidencing that the related Pool Receivables have been transferred in accordance with this Agreement.

         (b) Originator hereby authorizes the Company or the Agent (i) to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Pool Receivables and the Related Property now existing or hereafter arising in the name of Originator and
(ii) to the extent permitted by the Receivables Transfer Agreement, to notify Obligors of the assignment of the Pool Receivables and the Related Property.

         (c) Without limiting the generality of Section 3.3(a), Originator
                                                --------------
shall, not earlier than six months and not later than three months prior to the fifth anniversary of the date of filing of the financing statements filed in connection with the Closing Date or any other financing statement filed pursuant to this Agreement: (i) execute and deliver and file or cause to be filed appropriate continuation statements; and (ii) deliver or cause to be delivered to Agent an opinion of counsel reasonably satisfactory to the Company and the Agent, in form and substance reasonably satisfactory to the Company and the Agent, confirming and updating the opinion delivered in connection with the Closing Date relating to the validity, perfection and priority of the Company's interests in the Pool Receivables.

         3.4. Application of Collections. Any payment by an Obligor in respect
              --------------------------
of any indebtedness owed by it to Originator
shall, except as otherwise specified by such Obligor or otherwise required by the related Contract or law, be applied first, as a Collection of any Pool
                                        -----
Receivables of such Obligor, in the order of the age of such Pool Receivables, starting with the oldest of such Pool Receivables (provided that if payment is
                                                   --------
designated by such Obligor for application to specific Receivables, it shall be applied to such specified Receivables), and second, to any other indebtedness of
                                            ------
such Obligor to Originator.

         3.5. Rights of the Company. Originator hereby authorizes the Company
              ---------------------
and the Servicer (if other than Originator) or their respective designees to take any and all steps in Originator's name necessary or desirable, in their respective determination, to collect all amounts due under any and all Pool Receivables and Related Property, including endorsing Originator's name on checks and other instruments representing Collections and enforcing such Pool Receivables and the provisions of the related Contracts that concern payment and/or enforcement of rights to payment.

         3.6. Responsibilities of Originator. Anything herein to the contrary
              ------------------------------
notwithstanding, Originator shall repurchase from the Company all merchandise repossessed by the Company (or the Servicer on its behalf) with respect to Pool Receivables in default, at a price equal to the price at which such merchandise is resold to a dealer.



                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF ORIGINATOR

         Originator, in its capacity as transferor and/or contributor under this Agreement, hereby makes the representations and warranties set forth in this
Article IV.
----------

         4.1. Organization and Good Standing. Originator has been duly organized
              ------------------------------
and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

         4.2. Due Qualification. Originator is duly qualified to do business as
              -----------------
a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, licenses or approvals and where the failure to have such qualification, license or approval would have a Material Adverse Effect.

         4.3. Power and Authority; Due Authorization. Originator (a) has all
              --------------------------------------
necessary power, authority and legal right (i) to execute and deliver, and perform its obligations under, each Transaction Document to which it is a party, and (ii) to generate, own, transfer, contribute and assign Pool Receivables and Related Property on the terms and subject to the conditions herein provided; and
(b) has duly authorized such execution, delivery and, performance of such obligations by all necessary corporate action.

         4.4. Valid Transfer or Contribution; Binding Obligations.  Each
              ---------------------------------------------------
transfer or contribution, as the case may be, of Pool Receivables and Related Property made by Originator pursuant to this Agreement shall constitute a valid transfer and assignment or contribution, as the case may be, thereof to the Company, enforceable against creditors of, and purchasers from, Originator; and this Agreement constitutes, and each other Transaction Document to be signed by Originator, when duly executed and delivered, will constitute, a legal, valid, and binding obligation of Originator, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         4.5. No Violation.  The execution, delivery and performance by
              ------------
Originator of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby will not (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under (i) Originator's articles of incorporation or by-laws, or (ii) any indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound, (b) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than the Transaction Documents, or (c) violate any law or any order, rule, or regulation applicable to it of any court or of any federal, state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over it or any of its properties.

         4.6. No Proceedings. There are no proceedings or investigations
              --------------
pending, or threatened, before, and there has been no injunction, decree or other decision issued or made by, any court, regulatory body, administrative agency, or other tribunal or governmental agency or instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document,
(ii) seeking to prevent the transfer or contribution of the Pool Receivables and Related Property to the Company or any portion thereof or the consummation of any of the other transactions contemplated by this Agreement or any other Transaction Document or (iii) seeking any determination or ruling that might have a Material Adverse Effect.

         4.7. Bulk Sales Act. No transaction contemplated hereby or by any other
              --------------
Transaction Documents requires compliance with any bulk sales act or similar law.

         4.8. Government Approvals. No authorization or approval or other action
              --------------------
by, and no notice to or filing with, any governmental authority or regulatory body is required for Originator's due execution, delivery and performance of any Transaction Document to which it is a party, except for the filing of certain UCC financing statements, all of which shall have been duly made and shall be in full force and effect.

         4.9. Financial Condition. (x) The audited consolidated balance sheets
              -------------------
of Originator and its consolidated subsidiaries as at September 30, 1996, and the related statements of income, cash flows and shareholders' equity of Originator and its consolidated subsidiaries for the fiscal year then ended, certified by Ernst & Young, independent certified public accountants, and the consolidated balance sheets of Originator and its consolidated subsidiaries as at December 31, 1996, and the related statements of income, cash flows and shareholders' equity of Originator and its consolidated subsidiaries for the period then ended, copies of each of which have been furnished to the Agent, fairly present the consolidated financial condition, business, business prospects and operations of Originator and its consolidated subsidiaries as at such dates and the consolidated results of the operations of Originator and its consolidated subsidiaries for the period ended on such dates, all in accordance with generally accepted accounting principles consistently applied, and (y) since September 30, 1996 there has been no material adverse change in any such condition, business, business prospects or operations except as described in
Schedule 6.02(i) to the Receivables Transfer Agreement.

         4.10. Litigation. No injunction, decree or other decision has been
               ----------
issued or made by any court, governmental agency or instrumentality thereof that prevents, and no threat by any person has been made to attempt to obtain any such decision that would prevent, Originator from conducting a significant part of its business operations.

         4.11. Margin Regulations. No use of any funds obtained by Originator
               ------------------
under this Agreement will conflict with or contravene any of Regulations G, T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

         4.12. Quality of Title.
               ----------------

         (a) Each Pool Receivable (together with the Related Property) which is to be transferred or contributed to the Company hereunder is or shall be owned by Originator, free and clear of any Lien. Whenever the Company or accepts a transfer or a contribution hereunder, it shall have acquired a valid and perfected ownership interest (free and clear of any Lien) in all Pool Receivables generated by Originator and all Collections related thereto, and in Originator's entire right, title and interest in and to the other Related Property with respect thereto.

         (b) No effective financing statement or other instrument similar in effect covering any Pool Receivable, any interest therein or any of the Related Property is on file in any recording office except such as may be filed in favor of the Company or Originator, as the case may be, in accordance with this Agreement or in favor of the Transferee (or any assignee thereof) or the Agent in accordance with the Receivables Transfer Agreement.

         4.13. Accuracy of Information. No information furnished or to be
               -----------------------
furnished in writing by Originator to the Company, the Agent or the Transferee for purposes of or in connection with any Transaction Document will be inaccurate in any material respect as of the date it was furnished or will be furnished or (except as otherwise disclosed to the Company, the Agent or the Transferee at or prior to such time) as of the date as of which such information is dated, or contained or will contain any material misstatement of fact or omitted or will omit to state any material fact necessary to make such information contained therein was made, not materially misleading.

         4.14. Offices. Originator's principal place of business and chief
               -------
executive office is located at the address set forth on

Schedule 4.14, and the offices where Originator keeps all its books, records and
-------------
documents evidencing or included in the Pool Receivables are located at the addresses specified on Schedule 4.14 (or at such other locations, notified to
                       -------------
Servicer (if other than Originator) and the Agent in accordance with Section
                                                                     -------
5.3(d), in jurisdictions where all action required by Section 5.3(d) has been
------                                                --------------
taken and completed).

         4.15. Trade Names. Except as disclosed on Schedule 4.15, Originator
               -----------                         -------------
does not use any trade name other than its actual corporate name. From and after the date that fell five (5) years before the date hereof, Originator has not been known by any legal name other than its corporate name as of the date hereof, nor has Originator been the subject of any merger or other corporate reorganization except as disclosed on Schedule 4.15.
                                      -------------

         4.16. Compliance with Applicable Laws. Originator is in compliance, in
               -------------------------------
all material respects, with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities (including Regulation Z, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy and all other consumer laws applicable to the Pool Receivables and related Contracts).

         4.17. Solvency. Originator is not insolvent, does not have unreasonably
               --------
small capital with which to carry on its business and is able to pay its debts generally as they become due and payable, and its liabilities do not exceed its assets.

         4.18. Eligibility of Pool Receivables. Unless otherwise identified to
               -------------------------------
the Company on the date of the contribution and/or transfer hereunder, each Pool Receivable contributed and/or transferred hereunder is on the date of contribution and/or transfer an Eligible Receivable and, so long as Originator is the Servicer, each Pool Receivable included as an Eligible Receivable in the calculation of Net Pool Balance is an Eligible Receivable as of the date of such calculation.


                                    ARTICLE V

                             COVENANTS OF ORIGINATOR

         5.1. Affirmative Covenants. From the date hereof until the Final Pay
              ---------------------
Out Date, Originator will, unless the Company and the Agent shall otherwise consent in writing:

         (a) Compliance with Laws, Etc. Comply in all material
             --------------------------
respects with all applicable laws, rules, regulations and orders, including those with respect to the Pool Receivables and the related Contracts.

         (b) Preservation of Corporate Existence. Preserve and maintain its
             -----------------------------------
corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse Effect.

         (c) Audits. (i) At any time and from time to time during regular
             ------
business hours, upon reasonable notice, permit the Agent, or its agents or representatives, (A) to examine and make copies of and abstracts from all books, records and documents (including computer tapes and disks) in the possession or under the control of such party relating to Pool Receivables, including the related Contracts and purchase orders and other agreements, and (B) to visit the offices and properties of Originator for the purpose of examining such materials, and to discuss matters relating to Pool Receivables or Originator's performance hereunder with any of the officers or employees of such party having knowledge of such matters; and (ii) without limiting the provisions of clause
                                                                       ------
(i) next above, from time to time on request of the Agent (given not more than
---
once in each calendar year so long as no Termination Event or Unmatured Termination Event shall have occurred and be continuing under the Receivables Transfer Agreement), permit certified public accountants or other auditors acceptable to the Agent to conduct, at Originator's expense, a review of the Originator's books and records with respect to the Pool Receivables.

         (d) Keeping of Records and Books of Account. Maintain and implement
             ---------------------------------------
administrative and operating procedures (including an ability to recreate records evidencing Pool Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Pool Receivables (including records adequate to permit the daily identification of each new Pool Receivable and all Collections of and adjustments to each existing Pool Receivable).

         (e) Performance and Compliance with Pool Receivables and Contracts. At
             --------------------------------------------------------------
its expense timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables and all purchase orders and all other agreements related to such Pool Receivables.

         (f)  Location of Records. Keep its chief place of business and chief
              -------------------
executive office, and the offices where it keeps its records concerning or related to Pool Receivables and all purchase orders and other agreements related to the Pool Receivables, all related Contracts and all required documents relating thereto), at the address(es) referred to in Schedule 4.14 or, upon 30
                                                     -------------
days' prior written notice to the Company and the Agent, at such other locations in jurisdictions where all action required by the Servicer or the Agent to continue the perfection of the Company's and the Transferee's interests in the Pool Receivables and the Related Property have been taken.

         (g)  Credit and Collection Policies. Comply in all material respects
              ------------------------------
with its Credit and Collection Policy in regard to each Pool Receivable and the related Contract.

         (h)  Collections. Instruct all Obligors to cause all Collections of
              -----------
Pool Receivables to be sent directly to a Post Office Box, and deposit all Collections received into a Designated Account within one Business Day after receipt.

         (i)  Transaction Documents. Perform and comply in all material respects
              ---------------------
with all of its covenants and agreements set forth in the Transaction Documents to which it is a party.

         5.2. Reporting Requirements. From the date hereof until the first day
              ----------------------
following the Final Pay Out Date, Originator shall, unless the Agent and the Company shall otherwise consent in writing, furnish to the Company and the Agent the information set forth in Section 7.02 of the Receivables Transfer Agreement
                             ------------
(to the extent such information relates to Originator).

         5.3. Negative Covenants. From the date hereof until the Final Pay Out
              ------------------
Date, unless the Agent and the Company shall otherwise consent in writing, it shall not:

         (a) Sales, Liens, Etc. Except as otherwise provided herein, sell,
             ------------------
assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Pool Receivable or Related Property, or any interest therein, or any post office box or account to which any Collections of any Pool Receivables are sent, or any right to receive income from or in respect thereof, or the Company Note or any shares of capital stock of the Company.

         (b) Extension or Amendment of Pool Receivables. Extend,
             ------------------------------------------
amend, terminate or otherwise modify the terms of any Pool Receivable, or amend, modify, terminate or waive any term or condition of any Contract related thereto, unless permitted pursuant to Section 8.02 of the Receivables Transfer Agreement.

         (c) Change in Business or Credit and Collection Policy. Make any change
             --------------------------------------------------
in the character of its business or in its Credit and Collection Policy, which change would, in either case, impair the collectibility of any Pool Receivable (other than an immaterial portion thereof) or otherwise adversely affect the interests, rights or remedies of the Company or the Transferee under any Transaction Document.

         (d) Change in Name. Change its corporate name or the name under or by
             --------------
which it does business, unless Originator shall have given the Company and the Agent at least 30 days' prior written notice thereof and unless, prior to any such change in name, Originator shall have filed (or shall have caused to be filed) such financing statements or amendments as the Servicer or the Agent determines may be necessary to continue the perfection of the Company's and the Transferee's interest in the Pool Receivables and Related Property.

         (e) Negative Pledges. Enter into or assume any agreement (other than
             ----------------
this Agreement and the other Transaction Documents) prohibiting the creation or assumption of any Lien upon any Pool Receivables or Related Property, whether now owned or hereafter acquired by Originator, as contemplated by the Transaction Documents, or otherwise prohibiting or restricting any transaction contemplated hereby or by the other Transaction Documents.

         (f) Mergers, Acquisitions, Sales, etc. Be a party to any merger or
             ---------------------------------
consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or, except in the ordinary course of its business, sell, transfer, convey or lease all or any substantial part of its assets, or permit any Subsidiary to do any of the foregoing except for any such merger or consolidation, sale, transfer, conveyance, lease or assignment of or by any wholly-owned Subsidiary (other than the Company) into Originator or into, with or to any other wholly-owned Subsidiary, any such purchase or other acquisition by Originator or any wholly-owned Subsidiary (other than the Company) of the assets or stock of any wholly-owned Subsidiary and pursuant to which Originator is the survivor, provided that no Termination Event or
                                  --------
Unmatured Termination Event has occurred and is continuing or would result therefrom.

         (g) Corporate Separateness Take any action that is inconsistent with
             ----------------------
the terms of Section 7.04 of the Receivables Transfer Agreement.


                                   ARTICLE VI

                           TRANSFER TERMINATION EVENTS


         6.1. Transfer Termination Events. Each of the following events or
              ---------------------------
occurrences described in this Section 6.1 shall constitute a "Transfer
                              -----------                     --------
Termination Event":
-----------------

         (a) A Termination Event shall have occurred under the Receivables Transfer Agreement and the Agent shall have declared the Commitment Termination Date to have occurred; or

         (b) Originator shall fail to make any payment or deposit to be made by it hereunder when due and such failure shall remain unremedied for one Business Day; or

         (c) Any representation or warranty made or deemed to be made by Originator (or any of its officers) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered pursuant hereto or thereto shall prove to have been false or incorrect in any material respect when made or deemed made and, if such breach of representation or warranty is capable of cure, it shall have continued for thirty days after written notice thereof shall have been given by the Servicer, the Agent or the Company to Originator; or

         (d) Originator shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for thirty days after written notice thereof shall have been given by Servicer, the Agent or the Company to Originator; or

         (e) An Event of Bankruptcy shall have occurred and remained continuing with respect to Originator.

         6.2.     Remedies.
                  --------

         (i) Automatic Termination. The agreement of the Originator to transfer
             ---------------------
Pool Receivables hereunder, and the agreement of the Company to accept Pool Receivables from the Originator hereunder, shall terminate automatically (and the Transfer Termination Date shall be deemed to have occurred) on the occurrence of a Transfer

Termination Event of the type described in Section 6.1(e).
                                           --------------

         (ii)  Optional Termination. Upon the occurrence of a Transfer
               --------------------
Termination Event, the Company, with the consent of the Agent, shall have the option by notice to Originator (with a copy to the Agent) to declare the Transfer Termination Date to have occurred.

         (iii) Remedies Cumulative. Upon any termination pursuant to this
               -------------------
Section 6.2, the Company shall have, in addition to all other rights and
-----------
remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative.


                                  ARTICLE VII

                                INDEMNIFICATION

         7.1. Indemnities by Originator. Without limiting any other rights that
              -------------------------
any such Person may have hereunder or under applicable law, Originator hereby agrees to indemnify the Company and each of its successors, transferees and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each of the foregoing Persons being individually called a "First Tier Indemnified Party"), forthwith on
                             ----------------------------
demand, from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (collectively, the "First Tier Indemnified Amounts") awarded
                                      ------------------------------
against or incurred by any of them arising out of or as a result of the following:

         (a) the transfer by Originator of an interest in any Pool Receivable or Related Property to any Person other than the Company;

         (b) the breach of any representation or warranty made by Originator pursuant to this Agreement, or any information or report delivered by Originator pursuant hereto or thereto which shall have been false or incorrect in any respect when made or deemed made;

         (c) the failure by Originator to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract, or the nonconformity of any Pool Receivable or the related Contract with any such applicable law, rule or regulation;

         (d) the failure to vest and maintain vested in the Company an ownership interest in the Pool Receivables generated by Originator and Related Property free and clear of any Lien, other than a Lien arising solely as a result of an act of the Company, whether existing at the time of the transfer or contribution of such Pool Receivables or at any time thereafter;

         (e) any claim resulting from the sale of the merchandise or services related to any Pool Receivable or the furnishing or failure to furnish such merchandise or services; or any products liability claim arising out of or in connection with merchandise or services that are the subject of any Pool Receivable;

         (f) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of transfers hereunder or the ownership of, or in respect of, any Pool Receivables, Related Property or Contract;

         (g) any tax or governmental fee or charge (other than any tax band upon or measured by net income), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the transfer, contribution or ownership of the Pool Receivables or any Related Property connected with any such Pool Receivables;

         (h) any failure of Originator to perform its duties or obligations in accordance with the provisions of this Agreement; and

         (i) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Pool Receivable (including, without limitation, a defense based on such Pool Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms);

excluding, however, (i) First Tier Indemnified Amounts to the extent resulting
---------  -------
from gross negligence or willful misconduct on the part of a First Tier Indemnified Party and (ii) any indemnification which has the effect of recourse to Originator for non-payment of the Pool Receivables due to credit reasons (except as otherwise specifically provided in this Agreement).

         If for any reason the indemnification provided above in this Section
                                                                      -------
7.1 is unavailable to a First Tier Indemnified Party or is insufficient to hold
---
such First Tier Indemnified Party harmless, then Originator shall contribute to the amount paid or payable by such First Tier Indemnified Party as a result of such loss, claim, damage or liability to the maximum extent permitted under applicable law.


                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.1. Amendments, Waivers, etc. No amendment of this Agreement or waiver
              ------------------------
of any provision hereof or consent to any departure by either party therefrom shall be effective without the written consent of the party that is sought to be bound. Any such waiver or consent shall be effective only in the specific instance given. No failure or delay on the part of either party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Originator acknowledges that institutions providing financing (by way of accepting transfers of Pool Receivables or interests therein) pursuant to the Receivables Transfer Agreement may rely upon the terms of this Agreement, and the terms of this Agreement may not be amended, nor any material waiver of those terms be granted, without the consent of the Agent.

         8.2. Notices, etc. All notices and other communications provided for
              ------------
hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage-prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (i) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, (ii) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid and (iii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

         8.3. Binding Effect; Assignability. This Agreement shall be binding
              -----------------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall also, to the extent provided herein, inure to the benefit of the parties to the Receivables Transfer Agreement. Originator may not assign its rights hereunder or any interest herein without the prior consent of the Company and the Agent. Originator acknowledges that the Company's rights under this Agreement may be assigned to the Transferee under the Receivables Transfer Agreement and consents to such assignment and to the exercise of those rights directly by the Transferee or the Agent on its behalf.

         8.4. Survival. The rights and remedies with respect to any breach of
              --------
any representation and warranty made by Originator or the Company pursuant to
Article IV and the indemnification and payment provisions of Article VII and
----------                                                   -----------
Section 8.6 shall be continuing and shall survive any termination of this
-----------
Agreement.

         8.5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
              -------------
IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK.

         8.6. Costs, Expenses and Taxes. In addition to its obligations under
              -------------------------
Article VII, Originator agrees to pay on demand (a) all costs and expenses
-----------
incurred by the Company and its assigns in connection with the enforcement of, or any actual or claimed breach of, this Agreement, including the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under this Agreement in connection with any of the foregoing and
(b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement.

         8.7. No Proceedings. Originator agrees, for the benefit of the parties
              --------------
to the Receivables Transfer Agreement, that it will not institute against the Company or the Transferee, or join any other Person in instituting against the Company or the Transferee, any Event of Bankruptcy until one year and one day after the Final Pay Out Date (in relation to the Company) or for one year and one day after the date when the latest maturing Commercial Paper Note is paid (in relation to the Transferee). In addition, all amounts payable by the Company to Originator pursuant to this Agreement shall be payable solely from funds available for that purpose (after the Company has satisfied all obligations then due and owing under the Receivables Transfer Agreement).

         8.8. Waiver of Jury Trial. EACH PARTY HERETO EXPRESSLY WAIVES ANY RIGHT
              --------------------
TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT.

         8.9. Execution in Counterparts. This Agreement may be executed in any
              -------------------------
number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    IKON CAPITAL, INC.


                                By:
                                   ---------------------------------------------
                                Name:
                                Title:

                                1738 Bass Road
                                Macon, Georgia 31210
                                Attention: Harry C. Kozee
                                Telephone: (912) 471-2306
                                Facsimile: (912) 471-2369

                                with a copy to:

                                IKON Office Solutions, Inc.
                                825 Duportail Road
                                Wayne, Pennsylvania 19087
                                Attention: Jack Quinn
                                Facsimile: (610) 296-3248


                                IKON FUNDING, INC.


                                By:
                                   ---------------------------------------------
                                Name:
                                Title:

                                501 Silverside Road, Suite 28
                                Wilmington, Delaware 19809
                                Attention: Robert McLain
                                Facsimile: (302) 798-2779

                                                                First Tier
                                                              Transfer Agreement

Acknowledged and consented by:

IKON CAPITAL, INC., as Servicer


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

1738 Bass Road
Macon, Georgia 31210
Attention: Harry C. Kozee
Telephone: (912) 471-2306
Facsimile: (912) 471-2369


with a copy to:

IKON Office Solutions, Inc.
825 Duportail Road
Wayne, Pennsylvania 19087
Attention:  Jack Quinn
Facsimile:  (610) 296-3248

                                                                First Tier
                                                              Transfer Agreement

                                  SCHEDULE 4.14

                                OFFICE LOCATIONS


IKON Capital, Inc.
1738 Bass Road
Macon, Georgia  31210

                                                                First Tier
                                                              Transfer Agreement

                                  SCHEDULE 4.15

                                   TRADE NAMES


                                      None.

                                                                First Tier
                                                              Transfer Agreement

                                    EXHIBIT A

                             FORM OF TRANSFER REPORT


                                 (See attached)

                                                                First Tier
                                                              Transfer Agreement

                                    EXHIBIT B

                              FORM OF COMPANY NOTE


                                 (See attached)

                                                                First Tier
                                                              Transfer Agreement

                                   EXHIBIT C

                               CLOSING DATE REPORT


I. Calculation of Fair Market Value of Pool Receivables transferred on Closing Date:

         (i) aggregate unpaid scheduled debt service or lease payments (excluding financing charges): $_______________, minus
                                                                   -----

         (ii)     allocated loss contingency reserve: $_____________

         Total Fair Market Value: $_______________


II.      Fair Market Value of contributed Pool Receivables:
         $________________

         Fair Market Value of transferred Pool Receivables:
         _____________

         (i)      Outstanding Transferee's Investment
                  under Original Receivables Agreement:  $______________

         (ii)     Cash transfer price: $______________

         (iii)    Initial principal amount of Company Note: $_____________

                                                                First Tier
                                                              Transfer Agreement